SUPPLEMENT DATED DECEMBER 21, 2012
TO THE PROSPECTUS DATED FEBRUARY 1, 2012
OF
FRANKLIN INCOME FUND
(Franklin Custodian Funds)

The prospectus is amended as follows:

I. The following "Sub-Advisor" section has been added to page 23 of the Fund Summary above the "Portfolio Managers" section:

Sub-Advisor

Templeton Investment Counsel, LLC (Investment Counsel). The term "investment manager" includes any Sub-Advisor.

II. The Fund Summary "Portfolio Managers" section on page 23 is revised as follows:

Portfolio Managers

EDWARD D. PERKS, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2002.

MATTHEW QUINLAN Portfolio Manager of Advisers and portfolio manager of the Fund since December 2012.

ALEX PETERS, CFA Vice President of Advisers and portfolio manager of the Fund since December 2012.

CHARLES B. JOHNSON Chairman of Franklin Resources, Inc. and portfolio manager of the Fund since 1957.

III. The following paragraph has been added as the second paragraph to the Fund Details "Management" section beginning on page 75:

Under separate agreements with Advisers, Templeton Investment Counsel, LLC (Investment Counsel), 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, is the Fund's Sub-Advisor. Investment Counsel provides Advisers with investment management advice and assistance. Investment Counsel is an indirect subsidiary of Franklin Resources, Inc. (Resources) and Advisers is a direct subsidiary of Resources. For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes any Sub-Advisor.

IV. For the Fund Details "Management" section the portfolio management team beginning on page 75 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team, including those of the Sub-Advisor, are as follows:

EDWARD D. PERKS, CFA Senior Vice President of Advisers

Mr. Perks has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

MATTHEW QUINLAN Portfolio Manager of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

ALEX PETERS, CFA Vice President of Advisers

Mr. Peters has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CHARLES B. JOHNSON Chairman of Franklin Resources, Inc.

Mr. Johnson has been a portfolio manager of the Fund since 1957, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1957.

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